UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2019

ATLANTIC POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-34691	55-0886410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (617) 977-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director

On February 26, 2019, Irving R. Gerstein, Chairman of the Board of Directors (the “Board”) of Atlantic Power Corporation (the “Company”) since 2004, notified the Company of his decision to retire from service as Chairman of the Board and as a member of the Board following the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”), which is presently anticipated to be held on June 19, 2019. Consequently, Mr. Gerstein will not stand for re-election to the Board at the Annual Meeting. Mr. Gerstein’s decision to resign was not due to any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

At a regularly scheduled Board meeting on February 26, 2019, the Board determined that following his retirement, Mr. Gerstein will be succeeded as Chairman by Kevin T. Howell, pending Mr. Howell’s re-election to the Board at the Annual Meeting.  Mr. Howell has served as a director of the Company since December 2014.  As an independent director, he serves on the Board’s Audit Committee, Compensation Committee (of which he is chair), Nominating and Corporate Governance Committee and Operations and Commercial Oversight Committee.

Item 7.01.                                        Regulation FD Disclosure.

In connection with Mr. Gerstein’s decision to retire and the Board’s nomination of Mr. Howell as Chairman of the Board, the Company issued a press release on February 26, 2019, which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated February 26, 2019.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: February 26, 2019	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer